UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2007

H.B. Fuller Company Thrift Plan

and

EFTEC Savings Plan

(Exact name of registrant as specified in its charter)

Minnesota	001-09225	41-0268370
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1200 Willow Lake Boulevard

P.O. Box 64683

St. Paul, MN 55164-0683

(Address of principal executive offices, including zip code)

(651) 236-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) Former Independent Accountant for Plans.

On April 6, 2007, each of the H.B. Fuller Company Thrift Plan and the EFTEC Savings Plan (collectively, the “Plans”) dismissed KPMG LLP (“KPMG”) as the independent accountant for the Plans.

KPMG remains the independent registered public accounting firm for H.B. Fuller Company (the “Company”), the sponsor of the Plans. The dismissal of KPMG described above relates only to the Plans. The decision to change the Plans’ independent public accounting firm was approved by the Audit Committee of the Board of Directors of the Company (the “Audit Committee”).

The reports issued by KPMG on the financial statements of the Plans as of and for the years ended December 31, 2005 and 2004 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

With respect to the Plans, during the years ended December 31, 2005 and 2004 and through the period from January 1, 2006 through April 6, 2007, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference thereto in its reports on the Plans’ financial statements for such years.

None of the “reportable events” described under Item 304(a)(1)(v) of Regulation S-K occurred during the years ended December 31, 2005 and 2004 and through the during the period from January 1, 2006 through April 6, 2007.

The Plans provided KPMG with a copy of the foregoing disclosures, and a letter from KPMG confirming its agreement with these disclosures is attached as Exhibit 16.1 to this current report on Form 8-K.

(b)	New Independent Accountant for Plans

On April 6, 2007, the Plans retained Virchow, Krause & Company, LLP (“VK”) as the new independent accountant to audit the financial statements of the Plans for the fiscal year ended December 31, 2006. The appointment of VK was approved by the Company’s Audit Committee. During the years ended December 31, 2005 and 2004, and through the period from January 1, 2006 through April 6, 2007, neither of the Plans consulted with VK regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Plans’ financial statements, and neither a written report was provided to the Plans nor oral advice was provided that VK concluded was an important factor considered by the Plans in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter from KPMG LLP to the Securities and Exchange Commission with respect to the H.B. Fuller Company Thrift Plan and the EFTEC Savings Plan, dated May 21, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 21, 2007

H.B. Fuller Company Thrift Plan

By:	/s/ Mary Lehnert
(Plan Administrator)

EFTEC Savings Plan

By:	/s/ Mary Lehnert
(Plan Administrator)

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from KPMG LLP to the Securities and Exchange Commission with respect to the H.B. Fuller Company Thrift Plan and the EFTEC Savings Plan, dated May 21, 2007.